Quarterly Holdings Report
for
Fidelity Freedom® Blend 2065 Fund
December 31, 2023
Y65-NPRT3-0224
1.9895829.104
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% to 5.3% 2/29/24 to 3/21/24 (b) (Cost $257,530)	260,000	257,571

Domestic Equity Funds - 49.6%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	1,073,332	16,765,444
Fidelity Series Commodity Strategy Fund (c)	10,017	927,878
Fidelity Series Large Cap Growth Index Fund (c)	549,514	10,523,190
Fidelity Series Large Cap Stock Fund (c)	573,707	11,210,231
Fidelity Series Large Cap Value Index Fund (c)	1,362,895	20,061,814
Fidelity Series Small Cap Core Fund (c)	3,918	44,076
Fidelity Series Small Cap Opportunities Fund (c)	388,014	5,393,397
Fidelity Series Value Discovery Fund (c)	491,853	7,318,769
TOTAL DOMESTIC EQUITY FUNDS (Cost $65,469,858)		72,244,799

International Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	277,460	4,075,884
Fidelity Series Emerging Markets Fund (c)	467,482	3,954,902
Fidelity Series Emerging Markets Opportunities Fund (c)	913,721	15,834,789
Fidelity Series International Growth Fund (c)	597,105	10,228,409
Fidelity Series International Index Fund (c)	325,477	3,827,614
Fidelity Series International Small Cap Fund (c)	132,083	2,240,130
Fidelity Series International Value Fund (c)	873,189	10,190,116
Fidelity Series Overseas Fund (c)	785,521	10,188,209
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $57,306,172)		60,540,053

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	18,451	141,333
Fidelity Series Corporate Bond Fund (c)	4,761	44,376
Fidelity Series Emerging Markets Debt Fund (c)	91,420	708,508
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	21,904	205,237
Fidelity Series Floating Rate High Income Fund (c)	14,700	132,746
Fidelity Series Government Bond Index Fund (c)	6,588	60,938
Fidelity Series High Income Fund (c)	81,980	689,452
Fidelity Series Investment Grade Bond Fund (c)	6,522	65,877
Fidelity Series Investment Grade Securitized Fund (c)	4,868	43,913
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,417,303	8,305,397
Fidelity Series Real Estate Income Fund (c)	15,005	142,397
TOTAL BOND FUNDS (Cost $10,607,002)		10,540,174

Short-Term Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	206,834	206,876
Fidelity Series Government Money Market Fund 5.43% (c)(e)	479,603	479,603
Fidelity Series Treasury Bill Index Fund (c)	130,763	1,299,789
TOTAL SHORT-TERM FUNDS (Cost $1,986,268)		1,986,268

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $135,626,830)	145,568,865
NET OTHER ASSETS (LIABILITIES) - 0.0%	(3,769)
NET ASSETS - 100.0%	145,565,096

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	29	Mar 2024	3,273,828	83,933	83,933
CBOT 5-Year U.S. Treasury Note Contracts (United States)	46	Mar 2024	5,003,578	80,899	80,899
CBOT Long Term U.S. Treasury Bond Contracts (United States)	6	Mar 2024	749,625	42,395	42,395

TOTAL PURCHASED					207,227

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	5	Mar 2024	1,205,000	(40,007)	(40,007)
ICE MSCI EAFE Index Contracts (United States)	1	Mar 2024	112,620	(4,282)	(4,282)
ICE MSCI Emerging Markets Index Contracts (United States)	21	Mar 2024	1,085,385	(48,203)	(48,203)

TOTAL SOLD					(92,492)

TOTAL FUTURES CONTRACTS					114,735
The notional amount of futures purchased as a percentage of Net Assets is 6.1%
The notional amount of futures sold as a percentage of Net Assets is 1.6%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $257,571.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	25	632,578	425,727	1,675	-	-	206,876	0.0%
Total	25	632,578	425,727	1,675	-	-	206,876

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	464,077	326,334	617,093	5,167	(33,916)	1,931	141,333
Fidelity Series Blue Chip Growth Fund	8,325,930	7,265,093	1,976,914	75,895	35,947	3,115,388	16,765,444
Fidelity Series Canada Fund	2,162,892	2,041,157	360,543	130,187	8,850	223,528	4,075,884
Fidelity Series Commodity Strategy Fund	557,582	541,467	115,435	33,669	(1,979)	(53,757)	927,878
Fidelity Series Corporate Bond Fund	335,439	329,474	620,858	12,768	1,258	(937)	44,376
Fidelity Series Emerging Markets Debt Fund	101,778	596,871	19,569	10,385	(288)	29,716	708,508
Fidelity Series Emerging Markets Debt Local Currency Fund	34,231	176,940	6,265	8,392	138	193	205,237
Fidelity Series Emerging Markets Fund	1,660,056	2,503,612	334,483	91,150	(35,017)	160,734	3,954,902
Fidelity Series Emerging Markets Opportunities Fund	7,995,860	8,534,023	1,318,245	424,148	(138,834)	761,985	15,834,789
Fidelity Series Floating Rate High Income Fund	74,782	73,466	17,184	7,743	190	1,492	132,746
Fidelity Series Government Bond Index Fund	493,398	493,384	908,002	12,756	(18,203)	361	60,938
Fidelity Series Government Money Market Fund 5.43%	259,024	666,727	446,148	10,731	-	-	479,603
Fidelity Series High Income Fund	-	680,476	7,544	5,556	8	16,512	689,452
Fidelity Series International Developed Markets Bond Index Fund	-	6,995	6,805	29	(190)	-	-
Fidelity Series International Growth Fund	5,020,124	5,013,752	551,825	125,787	(13,183)	759,541	10,228,409
Fidelity Series International Index Fund	2,081,813	1,874,712	323,431	103,716	(5,920)	200,440	3,827,614
Fidelity Series International Small Cap Fund	1,575,332	1,182,391	611,478	74,814	(167,072)	260,957	2,240,130
Fidelity Series International Value Fund	5,007,952	5,083,056	610,035	313,614	(5,611)	714,754	10,190,116
Fidelity Series Investment Grade Bond Fund	504,164	495,437	923,104	18,467	(10,350)	(270)	65,877
Fidelity Series Investment Grade Securitized Fund	345,895	328,851	621,636	12,026	(10,509)	1,312	43,913
Fidelity Series Large Cap Growth Index Fund	5,274,501	4,500,887	846,383	78,026	18,439	1,575,746	10,523,190
Fidelity Series Large Cap Stock Fund	5,781,052	5,186,261	572,658	494,635	9,185	806,391	11,210,231
Fidelity Series Large Cap Value Index Fund	10,787,718	10,033,174	1,643,878	773,456	(58,501)	943,301	20,061,814
Fidelity Series Long-Term Treasury Bond Index Fund	4,724,454	5,217,542	1,491,843	154,249	(397,421)	252,665	8,305,397
Fidelity Series Overseas Fund	5,015,679	5,042,143	559,785	160,245	(8,071)	698,243	10,188,209
Fidelity Series Real Estate Income Fund	137,958	97,477	92,130	8,865	(2,452)	1,544	142,397
Fidelity Series Short-Term Credit Fund	66,789	6,164	72,793	1,187	536	(696)	-
Fidelity Series Small Cap Core Fund	66,723	3,743	29,614	658	(505)	3,729	44,076
Fidelity Series Small Cap Opportunities Fund	2,643,535	2,448,791	305,355	45,114	(27,564)	633,990	5,393,397
Fidelity Series Treasury Bill Index Fund	664,299	1,656,955	1,020,845	26,313	(531)	(89)	1,299,789
Fidelity Series Value Discovery Fund	3,952,363	3,869,007	650,893	327,820	(28,532)	176,824	7,318,769
	76,115,400	76,276,362	17,682,774	3,547,568	(890,098)	11,285,528	145,104,418

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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